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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARIMBA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                          Delaware                              77-0422318

                         (STATE OF                           (I.R.S. EMPLOYER
               INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                      440 Clyde Avenue                             94043
                 Mountain View, California

                   (ADDRESS OF PRINCIPAL                         (ZIP CODE)
                    EXECUTIVE OFFICES)
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

If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange            securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction            Act and is effective pursuant to General Instruction
A.(c), please check the following box. [ ]                      A.(d), please check the following box.[X]
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SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                   333-72353
                                (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

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              TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
              TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED

                Not Applicable                           Not Applicable

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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        COMMON STOCK, $0.0001 PAR VALUE
                                (TITLE OF CLASS)

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ITEM 1.   Description of Registrant's Securities to be Registered.

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-72353).

ITEM 2.   Exhibits.

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          EXHIBIT
          NUMBER         DESCRIPTION
          -------        -----------
          3.1*           Amended and Restated Certificate of Incorporation of
                         the Registrant.

          3.2* Certificate of Correction to Amended and Restated Certificate of Incorporation.

          3.3* Form of Third Amended and Restated Certificate of Incorporation to be filed upon the closing of the offering made pursuant to the Registration Statement.

          3.4*           Bylaws of the Registrant.

          3.5* Amended and Restated Bylaws of the Registrant to be effective upon the closing of the offering made pursuant to the Registration Statement.

          4.2*           Form of Registrant's Common Stock Certificate.

          4.3* Amended and Restated Investors' Rights Agreement dated August 25, 1997.

          4.4* Form of Amendment and Waiver of Registration Rights under the Amended and Restated Investors' Rights Agreement.
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*Incorporated herein by reference to the exhibits of the same number in the
Registrant's Registration Statement on Form S-1.
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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MARIMBA, INC.


Date: March 31, 1999                   By: /s/ KIM K. POLESE
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                                           Kim K. Polese
                                           President and Chief Executive Officer